--------------------------------------------------------------------------------
Schroder International Smaller Companies Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek long-term capital appreciation through investment in securities markets outside the United States.


INVESTMENT ADVISER
Schroder Capital Management International Inc. (the "Investment Adviser") is a wholly owned indirect subsidiary of Schroder plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment management operations of the Schroder Group are located in 22 countries worldwide. As of December 31, 1998, the Schroder Group had over $195 billion in assets under management. As of March 31, 1999, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had approximately $28 billion under management.



                                                                    June 3, 1999


Dear Shareholder:

We are pleased to present the semi-annual report for the Schroder International Smaller Companies Fund for the six months ended April 30, 1999. During this period the anxieties about the world's economies that were prevalent towards the end of 1998 have lessened. The U.S. remained a surprisingly solid engine of growth; moreover, it achieved this growth with consistent improvements in productivity and with little pressure on core inflation. Continental European economies clearly slowed, but we anticipate that rapid action by the monetary authorities in the future to reduce interest rates should ensure that the economies do not stall. In addition, the U.K. seems set for a softer landing than seemed likely late last year. Elsewhere, in Asian economies outside Japan, economic recovery is broadening out from the export sectors to areas of domestic demand. A number of economies in the region have experienced upgrades in their GDP forecasts for 1999 and many remain on course with restructuring programs. The devaluation of the Brazilian currency in January this year turned out not to be the precursor of further global instability as feared. Better than expected inflation patterns in Brazil and adherence to credible fiscal policies during the period helped to boost confidence and, although the Brazilian economy remains under pressure, there is the potential for a smooth recovery. Even in Japan, where the risks of deflation remain high and there are few signs of economic recovery, pockets of apparent stability have formed and there is a more widespread commitment to structural reform. The interest rate gap between many emerging economies' debt and that of U.S. Treasury bonds has narrowed as the risks of last year are believed to be diminished. Increased confidence in an emerging markets recovery is evident in the narrowing interest rate gap between emerging markets and U.S. Treasury debt.

Looking ahead, we believe that it is unlikely that stock valuations in developed markets will expand as fast as they have in the last few years. Although valuations in many developed markets are relatively high, there remain areas of compelling value, as large parts of these markets (often including smaller and mid cap companies) have not participated in this trend. While the global interest rate environment might provide less support for stock prices than it has done, corporate earnings should continue to benefit from the effect of previous interest rate cuts. Opportunities exist with companies that distinguish themselves through improving internal operations and learning to use capital more efficiently. We are encouraged by this trend, which is becoming more common in many markets outside the U.S., and the benefits of such restructuring activity is likely to be a positive influence on companies' profitability for an extended period of time. Schroders' investment process, based on detailed fundamental research and carried out globally, is designed to highlight such opportunities for the long-term benefit of our investors.

Since your last report, Mark Smith has resigned as President and Chairman of the Fund. As you may already know, Schroder Capital Management International Inc., and its sister company responsible for investing in domestic markets, will be merging into a newly created corporation called Schroder Investment Management North America Inc.

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Schroder International Smaller Companies Fund
--------------------------------------------------------------------------------

This change will allow us to simplify our corporate structure and to integrate our global equity and fixed income management services for U.S. clients into one corporate entity. We can assure you that no changes in Fund management are planned or anticipated in connection with the merger. We expect the merger to be effective on or about July 1, 1999.

Thank you for your interest in the Schroder International Smaller Companies
Fund.


Sincerely,



/s/ Nancy A. Curtin                         /s/ Alexandra Poe
----------------------------                -----------------------------
Nancy A. Curtin                             Alexandra Poe
Chairman                                    President

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Schroder International Smaller Companies Fund
--------------------------------------------------------------------------------


MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 1999) (UNAUDITED)

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED APRIL 30, 1999?

For the six months ended April 30, 1999, the Schroder International Smaller Companies Fund's Investor Shares rose 31.38%. Its benchmark, the unmanaged Salomon Smith Barney Extended Market Index EPAC region ("EMI EPAC"), rose 12.54% over the same period.


WHAT CONTRIBUTED MOST TO THE FUND'S PERFORMANCE OVER THE PERIOD AND WHY?

Strong stock selection was the main contributor to the Fund's performance. In Continental Europe the Fund participated in a number of initial public offerings which significantly benefited the Fund. In particular, we invested in several technology and telecommunications stocks in Germany, Belgium and Italy, and these stocks were key beneficiaries of the market rally. For example, one of our best performing stocks was Class Editore, an Italian online business. We have sought to balance relatively volatile stocks such as these with lower risk industrial and service-related stocks. In the U.K., we maintained the Fund's bias towards general industrial companies, which suffered following the rise in U.K. interest rates last June. Since then, interest rates have fallen in the U.K. and the U.K. economy has performed better than expected. Consequently, those industrial stocks have delivered strong gains.


TOWARDS THE END OF THE SIX-MONTH PERIOD THERE WAS A TURNAROUND IN SMALL CAPS IN JAPAN. HOW DID THIS AFFECT PERFORMANCE AND WHAT CHANGES WERE MADE TO THE FUND'S PORTFOLIO AS A CONSEQUENCE?

We increased our Japanese weighting over the period because valuations were attractive and the outlook for smaller companies was positive (the latest surveys have indicated an improvement in small companies' business confidence). Although the economic environment in Japan remains difficult, in recent months we were able to buy several economically sensitive Japanese stocks at notably low valuations. For example, Nippon Thomson, a manufacturer of ball bearings, and Eiden Corp., a leading regional retailer of electrical goods, were both attractively priced and we believe they are likely to benefit from any upturn in economic activity in Japan.


THERE WAS A REVIVAL IN TAKEOVER ACTIVITY IN THE UK MARKET DURING THE SIX-MONTH PERIOD. WHAT IMPACT DID THIS HAVE ON THE FUND?

Although there was a revival in takeover activity in the UK, none of the stocks owned by the Fund were bought out during the six-month period. However, the increase in takeover activity triggered a revival of interest in small companies which in turn benefited the Fund. A number of the Fund's holdings in economically-sensitive industries whose valuations had become especially low benefited from bid activity in similar stocks. International smaller companies had experienced such a large sell-off that we were able to buy top-quality companies at attractive prices. For example, we purchased stock in leading sports retailer, John David Sports, whose price subsequently rose dramatically.


WHAT IS YOUR OUTLOOK FOR INTERNATIONAL SMALLER COMPANIES?

We are optimistic in our outlook for international smaller companies. Small companies outside the U.S. have underperformed large stocks for a protracted period in all major markets. Their performance has been handicapped by a number of cyclical factors, including a liquidity driven trend towards investment in only the largest U.S. companies. Cuts in U.S. interest rates last November, and more recently in Europe, have returned investors' focus to areas of the market where stocks are clearly undervalued. Although the main beneficiaries of this change in sentiment have been the larger industrial companies, small companies have also begun to attract more attention in recent months. Small companies generally sell on low valuations relative to their larger counterparts and relative to their potential earnings growth. Most importantly, they can offer the potential for good and stable earnings growth and above-average returns.

--------------------------------------------------------------------------------
Schroder International Smaller Companies Fund
--------------------------------------------------------------------------------


We believe that an investment in international smaller companies is a good complement to investments in larger companies. Unlike larger companies, small companies can react quickly to changing circumstances and can benefit from growth in a niche area of the economy. An investment in the international smaller company asset class combined with a core equity portfolio can lower overall portfolio risk to the extent that returns from small and large companies do not always move in tandem. Generally speaking, an investment in international smaller companies should be made by investors who can tolerate the higher level of risk associated with a specialized product and should not be considered a complete investment program.

The views expressed in this report were those of the Fund's portfolio manager as of April 30, 1999, and may not reflect the views of the portfolio manager on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

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Schroder International Smaller Companies Fund
--------------------------------------------------------------------------------


           PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 1999 (UNAUDITED)



            COUNTRY WEIGHTINGS                                           TOP TEN HOLDINGS


COUNTRY                        % OF NET ASSETS        SECURITY                                   % OF NET ASSETS
----------------------------------------------        ----------------------------------------------------------
United Kingdom                          23.55%        Telegate AG                                          2.18%
Japan                                   21.88         Infogrames Entertainment SA                          2.04
France                                  10.86         HF Co.                                               1.92
Germany                                  9.71         Endemol Entertainment Holdings NV                    1.87
Netherlands                              8.29         Tan Chong International Ltd.                         1.81
Switzerland                              5.03         John David Sports plc                                1.75
Italy                                    4.18         Marschollek, Lautenschlaeger und Partner AG          1.74
Spain                                    3.42         Wing Tai Holdings Ltd.                               1.64
Singapore                                3.41         Nissan Fire & Marine Insurance Co. Ltd.              1.56
Hong Kong                                2.62         ADVA AG Optical Networking                           1.54
Belgium                                  1.98                                                           -------
Sweden                                   1.73         Total                                               18.05%
Denmark                                  1.02                                                           =======
Cash and Other Net Assets                2.32
                                     --------
Total                                  100.00%
                                     ========


--------------------------------------------------------------------------------
Schroder International Smaller Companies Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)

ASSETS:
      Investments (Notes 1 and 2):
         Investment in Schroder International
            Smaller Companies Portfolio (the "Portfolio")          $ 7,407,222

      Receivable for Fund shares sold                                   24,902
      Receivable from investment adviser (Note 4)                       29,103
      Organization costs, net of amortization (Note 2)                   7,555
                                                                   ------------
         Total Assets                                                7,468,782
                                                                   ------------

LIABILITIES:
      Payable to subadministrator (Note 3)                                 440
      Accrued expenses and other liabilities                            32,992
                                                                   ------------
         Total Liabilities                                              33,432
                                                                   ------------
         Net Assets                                                $ 7,435,350
                                                                   ============


COMPONENTS OF NET ASSETS:
      Paid-in capital                                              $ 6,626,640
      Undistributed net investment income                                3,697
      Accumulated net realized gain on investments
         and foreign currency transactions                             493,055
      Net unrealized appreciation on investments
         and foreign currency transactions                             311,958
                                                                   ------------
         Net Assets                                                $ 7,435,350
                                                                   ============

SHARES OF BENEFICIAL INTEREST                                          654,640

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE               $11.36




    The accompanying notes are an integral part of the financial statements.

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Schroder International Smaller Companies Fund
--------------------------------------------------------------------------------



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)


NET INVESTMENT INCOME ALLOCATED FROM THE PORTFOLIO:
     Dividend income (net of foreign withholding taxes of $5,735)         $ 40,135
     Interest income                                                         5,318
     Net expenses                                                          (29,768)
                                                                       ------------
         Net Investment Income Allocated from the Portfolio                 15,685
                                                                       ------------

EXPENSES:
     Administration (Note 3)                                                 2,489
     Subadministration (Note 3)                                             12,500
     Transfer agency (Note 3)                                                6,473
     Accounting  (Note 3)                                                    6,000
     Printing                                                                8,297
     Registration                                                            4,970
     Audit                                                                   6,070
     Amortization of organization costs (Note 2)                             1,511
     Legal                                                                     322
     Trustees                                                                  228
     Miscellaneous                                                             827
                                                                       ------------
         Total Expenses                                                     49,687
     Fees waived and expenses reimbursed (Note 4)                          (42,226)
                                                                       ------------
         Net Expenses                                                        7,461
                                                                       ------------

NET INVESTMENT INCOME                                                        8,224
                                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS ALLOCATED
     FROM THE PORTFOLIO:
     Net realized gain on investments sold                                 501,466
     Net realized gain on foreign currency transactions                      3,195
                                                                       ------------
         Net realized gain on investments and
            foreign currency transactions                                  504,661
                                                                       ------------
     Net change in unrealized appreciation on investments                  932,744
     Net change in unrealized depreciation on
        foreign currency transactions                                       (1,720)
                                                                       ------------
         Net change in unrealized appreciation on investments and
            foreign currency transactions                                  931,024
                                                                       ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS ALLOCATED
     FROM THE PORTFOLIO                                                  1,435,685
                                                                       ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ 1,443,909
                                                                       ============



    The accompanying notes are an integral part of the financial statements.

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Schroder International Smaller Companies Fund
--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS

                                                                       For the                  For the
                                                                  Six Months Ended            Year Ended
                                                                   April 30, 1999          October 31, 1998
                                                                     (unaudited)
---------------------------------------------------------------------------------------------------------------
NET ASSETS, BEGINNING OF PERIOD                                     $ 4,164,684              $ 6,836,084
                                                                    -----------              -----------

OPERATIONS:
    Net investment income                                                 8,224                   20,201
    Net realized gain on investments and
      foreign currency transactions                                     504,661                  293,969
    Net change in unrealized appreciation on investments
      and foreign currency transactions                                 931,024                  334,169
                                                                    -----------              -----------
    Net increase in net assets resulting from operations              1,443,909                  648,339
                                                                    -----------              -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                               (16,342)                  (9,569)
    Net realized gain on investments                                   (313,960)                (377,722)
                                                                    -----------              -----------
    Total distributions to shareholders                                (330,302)                (387,291)
                                                                    -----------              -----------

CAPITAL SHARE TRANSACTIONS:
    Sale of shares                                                    2,065,972                  192,122
    Reinvestment of distributions                                       104,039                   75,896
    Redemption of shares                                                (12,952)              (3,200,466)
                                                                    -----------              -----------
    Net increase (decrease) from capital share transactions           2,157,059               (2,932,448)
                                                                    -----------              -----------
    Net increase (decrease) in net assets                             3,270,666               (2,671,400)
                                                                    -----------              -----------

NET ASSETS, END OF PERIOD (a)                                       $ 7,435,350              $ 4,164,684
                                                                    ===========              ===========

SHARE TRANSACTIONS:
    Sale of shares                                                      199,227                   21,307
    Reinvestment of distributions in shares                              11,420                    9,348
    Redemption of shares                                                 (1,320)                (327,018)
                                                                    -----------              -----------
    Net increase (decrease) in shares                                   209,327                 (296,363)
                                                                    ===========              ===========

--------------------------------------

(a) Includes accumulated undistributed net investment income of $3,697 and $11,815, respectively, for the six months ended April 30, 1999 and the year ended October 31, 1998.





   The accompanying notes are an integral part of the financial statements.

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Schroder International Smaller Companies Fund
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS


Selected per share data and ratios for a share outstanding throughout each period:

                                                               For the             For the             For the
                                                           Six Months Ended        Year Ended        Period Ended
                                                               April 30,          October 31,         October 31,
                                                                 1999                 1998             1997 (a)
                                                              (unaudited)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning  of Period                             $9.35               $9.22              $10.00
                                                                -------             -------              ------
Investment Operations

     Net Investment Income (b)                                     0.01                0.05                0.02
     Net Realized and Unrealized Gain (Loss)
            on Investments                                         2.60                0.60               (0.79)
                                                                -------             -------              ------
Total from Investment Operations                                   2.61                0.65               (0.77)
                                                                -------             -------              ------
Distributions From

     Net Investment Income                                        (0.03)              (0.01)              (0.01)
     Net Realized Gain on Investments                             (0.57)              (0.51)               -
                                                                -------             -------              ------
Total Distributions                                               (0.60)              (0.52)              (0.01)
                                                                -------             -------              ------
Net Asset Value, End of Period                                   $11.36               $9.35               $9.22
                                                                =======             =======              ======

Total Return (c)                                                  31.38%               7.88%              (7.73)%

Ratio/Supplementary Data:

Net Assets at End of Period (in thousands)                       $7,435              $4,165              $6,836
Ratios to Average Net Assets (b):
    Expenses, including
       reimbursement/waiver of fees                                1.50%(d)            1.50%               1.50%(d)
    Expenses, excluding
       reimbursement/waiver of fees                                5.87%(d)            5.26%               3.93%(d)
    Net investment income (loss),
         including reimbursement/waiver                            0.33%(d)            0.33%               0.21%(d)

Portfolio Turnover Rate (e)                                          49%                 82%                 32%


----------------------------------------

(a) For the period November 4, 1996 (commencement of operations) through October 31, 1997.

(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.

(c) Total returns would have been lower had certain expenses not been reduced during the periods shown (See Note 4).

(d)  Annualized.

(e)  The rate represents the turnover of the underlying Portfolio.


    The accompanying notes are an integral part of the financial statements.

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Schroder International Smaller Companies Fund
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1.  ORGANIZATION

     Schroder Capital Funds (Delaware) (the "Trust") was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"), currently has nine investment portfolios. Included in this report is the Schroder International Smaller Companies Fund (the "Fund"), which is a diversified portfolio that commenced operations on November 4, 1996. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of April 30, 1999, only Investor Shares of the Fund had been issued.

     Until May 28, 1999, the Fund sought to achieve its investment objective by investing all its investable assets in Schroder International Smaller Companies Portfolio (the "Portfolio"), a separate diversified portfolio of Schroder Capital Funds ("Schroder Core") that had the same investment objective and substantially similar investment policies as the Fund. The Fund accounted for its investment in the Portfolio as a partnership investment and recorded daily its share of the Portfolio's income, expenses and realized and unrealized gain and loss. The Portfolio's financial statements are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. As of April 30, 1999, the Fund owned substantially all the interests of the Portfolio. Since May 28, 1999, the Fund has sought its objective by investing directly in a portfolio of securities considered by Schroder Capital Management International Inc., the Fund's investment adviser, to be consistent with the Fund's investment objectives and policies and has ceased to invest in the Portfolio.


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

     The following represent the significant accounting policies of the Fund:


SECURITY VALUATION

     The Trust determines the net asset value per share of the Fund as of the close of trading on the New York Stock Exchange on each Fund business day. Valuation of securities held in the Portfolio is discussed in the Notes to the Financial Statements of the Portfolio. Investments held directly by the Fund will be valued in the same manner as the Portfolio would value such investments.


INVESTMENT INCOME AND EXPENSES

     For the periods covered by these Financial Statements, the Fund recorded daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gain and loss. In addition, the Fund incurred its own expenses.


DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income and net capital gain, if any, are distributed to shareholders at least annually and are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Portfolio or the Fund, timing differences and differing characterizations of distributions made by the Fund.

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Schroder International Smaller Companies Fund
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


FEDERAL TAXES

     The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is required.


EXPENSE ALLOCATION

     The Trust accounts separately for the assets and liabilities and operation of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average net assets.


ORGANIZATION COSTS

     Costs incurred by the Fund in connection with its organization are amortized on a straight-line basis over a five-year period.



NOTE 3.  INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER

     Schroder Capital Management International Inc. ("SCMI") is the investment adviser to the Fund. Prior to May 28, 1999, the Fund invested all its assets in the Portfolio, which had retained SCMI to act as investment adviser pursuant to an Investment Advisory Agreement. See Notes to the Financial Statements of the Portfolio. Beginning June 1, 1999, the Fund incurs investment advisory fees at an annual rate, payable monthly, of 0.85% of the Fund's average daily net assets, to SCMI. Pursuant to a Subadvisory Agreement among SCMI, Schroder Investment Management International Ltd. ("SIMIL"), and the Fund, SIMIL serves as investment subadviser to the Fund. Under the Subadvisory Agreement, SCMI pays SIMIL a monthly fee at the annual rate of 0.25% of the Fund's average net assets.

     SCMI has informed the Trust that it expects on or about July 1, 1999 to be merged into Schroder Investment Management North America Inc., a newly organized Delaware corporation. SCMI and Schroder Investment Management North America Inc. are both wholly owned subsidiaries of Schroder U.S. Holdings, Inc.


ADMINISTRATOR AND SUBADMINISTRATOR

     The administrator of the Fund is Schroder Fund Advisors Inc. ("Schroder Advisors"). For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.25% of the Fund's average daily net assets. (Until May 31, 1999, Schroder Advisors was entitled to receive compensation at an annual rate, payable monthly, of 0.10% of the Fund's average daily net assets; Schroder also received fees from the Portfolio for providing administrative services at an annual rate of 0.15% of the Portfolio's average daily net assets.) In addition, the Trust has entered into a Sub-Administration Agreement with State Street Bank and Trust Company and Schroder Advisors. Under that Agreement, the Fund, together with other mutual funds managed by SCMI and certain related entities, pays fees to State Street based on the combined average daily net assets of all of the funds in the Schroder complex, according to the following annual rates: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements. Pursuant to a separate agreement, the Fund pays State Street fees for accounting services at the following rates:
0.02% of the first $100 million of net assets, 0.015% of the next $100 million; 0.005% of the next $300 million, and 0.0025% of assets in excess of $500 million, subject to certain other minimum requirements. Prior to June 1, 1999, the Fund paid subadministration fees to Forum Administrative Services, LLC ("FAdS") at an annual rate of 0.075% of the average daily net assets of the Fund, subject to a minimum annual fee of $25,000, and paid accounting fees to Forum Accounting Services, LLC at an annual rate of $12,000.

-------------------------------------------------------------------------------
Schroder International Smaller Companies Fund
-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)


NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

     In order to limit the Fund's expenses, SCMI is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until December 31, 1999, to the extent that the Fund's net expenses exceed 1.50% (based on the Fund's average daily net assets). For the period ended April 30, 1999, Schroder Advisors waived fees and reimbursed expenses of $2,492 and $29,103, respectively, and FAdS waived fees of $10,631.


NOTE 5.  BENEFICIAL INTEREST

     For the period ended April 30, 1999, there were 3 shareholders, each owning more than 5% of the Fund's net assets, totaling 99.4%, of which approximately 46% was owned by an affiliated party.

--------------------------------------------------------------------------------
Schroder International Smaller Companies Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)


            STOCKS - 97.7%
 SHARES                                     VALUE US$             SHARES                                    VALUE US$
----------                                 ----------            ---------                                 -----------
            BELGIUM -  2.0 %                                                JAPAN - 21.9%
            COMMON STOCK                                                    COMMON STOCK
    1,900   Netvision NV (a)                $ 68,344                6,000   Airport Facilities Co. Ltd.      $ 27,647
    1,300   Roularta Media Group NV (a)       78,738               16,000   Amada Metrecs Co. Ltd.             94,235
                                           ---------                4,000   Arcland Sakamoto                   38,874
                                             147,082               14,000   Canon Copyer Sales Co.             59,349
                                           ---------                6,000   Charle Co.                         66,353
            DENMARK - 1.0%                                          6,000   DAIDOH Ltd.                        16,086
            COMMON STOCK                                           12,000   Diamond City Co.                   49,262
      760   Christian Hansen Holdings AS      75,257               10,000   Eiden Corp. Ltd.                   78,752
                                           ----------               6,000   Idec Izumi Corp.                   32,674
            FRANCE - 10.9%                                          5,000   Inaba Denkisangyo Co. Ltd.         53,828
            COMMON STOCK                                            7,000   Inabata & Co. Ltd.                 23,986
    1,500   Alten (a)                         92,042                3,000   Japan Airport Terminal Co. Ltd.    31,669
    2,400   Coflexip SA, ADR                 106,800               10,000   Kansai Kosaido Co. Ltd.            60,740
    6,810   Cyrano (a)                        72,047                4,000   Mandom Corp.                       50,268
      390   Filipacchi Medias                 90,195                4,000   Maruzen Co. Ltd.                   14,578
      710   GFI Informatique (a)              90,814                1,000   Meiko Shokai                       39,376
    1,700   HF Co. (a)                       142,982                5,000   Mirai Industry Co. Ltd.            67,023
    2,000   Infogrames Entertainment SA (a)  151,287                1,000   Nagaileben Co. Ltd.                26,809
      400   Manitou BF SA                     57,976                4,000   Nippon Cable System                35,522
                                           ----------              20,000   Nippon Thomson Co. Ltd.           107,572
                                             804,143                6,500   Nishio Rent All Co.                62,353
                                           ----------              35,000   Nissan Fire & Marine
                                                                               Insurance Co. Ltd. (a)         116,118
            GERMANY - 9.7%                                         12,000   Sanki Engineering Co. Ltd.         85,857
            COMMON STOCK                                            5,000   Sanyo Chemical Industries Ltd.     52,446
    1,500   ADVA AG Optical Networking (a)   114,100               14,000   Sumitomo Warehouse Co. Ltd.        57,590
    1,750   PrimaCom AG (a)                   75,908                2,000   Tachihi Enterprise Co. Ltd.        55,462
    1,030   Rhoen-Klinikum AG                103,521               10,000   Toho Real Estate Co. Ltd.          44,235
    3,600   Telegate AG (a)                  161,867                1,500   Trusco Nakayama Corp.              18,360
    2,900   Winkler & Duennebier AG (a)       78,266               10,000   Tsubaki Nakashima Co. Ltd.         69,956
            PREFERRED STOCK                                             4   Yoshinoya D&C Co. Ltd.             63,672
       40   Hugo Boss AG                      56,918                5,000   Yushiro Chemical Industry Co.
      230   Marschollek, Lautenschlaeger                                      Ltd.                             20,400
               und Partner AG                128,965                                                        ---------
                                           ----------                                                       1,621,052
                                             719,545                                                        ---------
                                           ----------
            HONG KONG - 2.6%                                                NETHERLANDS - 8.3%
            COMMON STOCK                                                    COMMON STOCK
  150,000   Elec & Eltek International                              4,000   Apothekers Cooperatie OPG         100,506
               Holdings Ltd.                  26,902               13,800   BE Semiconductor
  738,000   Tan Chong International Ltd.     134,265                          Industries NV (a)                92,709
   19,000   Varitronix International Ltd.     32,606                6,000   Devote NV (a)                      96,485
                                           ----------               4,034   Endemol Entertainment
                                             193,773                          Holdings NV                     138,703
                                           ----------               5,040   Koninklijke Ahrend Groep NV        98,110
                                                                    5,200   Petroleum Geo-Services (a)         87,821
            ITALY - 4.2%                                                                                   -----------
            COMMON STOCK                                                                                       614,334
   89,200   Ciga SpA (a)                      60,491                                                       -----------
   11,500   Class Editore SpA (a)            111,932                        SINGAPORE - 3.4%
    8,950   De Rigo SpA, ADR (a)              61,531                        COMMON STOCK
    3,800   Gewiss SpA                        75,379               18,000   Parkway Holdings Ltd.              43,791
                                           ----------              70,000   Singapore Bus Services Ltd.        86,389
                                             309,333               98,000   Wing Tai Holdings Ltd.            122,103
                                           ----------                                                      -----------
                                                                                                              252,283
                                                                                                           -----------

--------------------------------------------------------------------------------
Schroder International Smaller Companies Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)


            STOCKS - CONTINUED
 SHARES                                     VALUE US$             SHARES                                    VALUE US$
----------                                 ----------            ---------                                 -----------
            SPAIN - 3.4%                                                    UNITED KINGDOM - 23.6%
            COMMON STOCK                                                    COMMON STOCK
    3,500   Cortefiel SA                    $ 96,274               98,200   Amstrad plc                      $ 72,732
    7,700   NH Hoteles SA (a)                 90,668               45,580   British Regional Air Lines
    5,700   Prosegur Companhia                                                  Group plc (a)                  47,703
               de Seguridad SA                66,032               60,000   Capital Industries plc             48,303
                                           ----------               1,822   City Gourmet Holdings plc (a)         924
                                             252,974               20,000   Dawson Holdings plc                53,133
                                           ----------              17,500   Fairey Group plc                  107,635
                                                                   10,000   Freeport Leisure plc               87,590
            SWEDEN - 1.7%                                          11,700   Galen Holdings plc                 88,822
            COMMON STOCK                                           37,800   Jarvis Hotels plc                  89,010
    5,050   Nobel Biocare AB                  80,156               60,000   John David Sports plc             130,418
    1,600   Scandic Hotels AB                 47,748               29,000   Low & Bonar plc                    90,584
                                           ----------              30,000   Merant plc (a)                     70,039
                                             127,904               58,500   Ockham Holdings plc                70,172
                                           ----------              12,000   Old English Pub Co. plc            24,731
                                                                   20,450   Oriflame International SA          60,914
            SWITZERLAND - 5.0%                                     22,300   Penna Holdings plc                 82,582
            COMMON STOCK                                           12,000   Photo-Me International plc        104,335
      110   ESEC Holding AG                   98,985               12,300   Renishaw plc                       80,405
        4   Lindt & Spruengli AG             102,204               38,000   Scapa Group plc                    82,598
      282   Sez Holding AG                    75,017               19,290   Tilbury Douglas plc                89,138
      290   The Selectra Group (a)            96,193               33,200   Torex plc                         106,911
                                           ----------               4,800   Whatman plc                        49,268
                                             372,399               16,630   Wickes plc                        106,568
                                           ----------                                                      -----------
                                                                                                            1,744,515
                                                                                                           -----------

                                                                            Total Investments - 97.7%
                                                                              (cost $6,934,138)             7,234,596
                                                                            Other Assets Less
                                                                              Liabilities -2.3%               172,626
                                                                                                           -----------
                                                                            Total Net Assets - (100.0%)    $ 7,407,222
                                                                                                           ===========

--------------------------------------------------

 (a) Non-income producing security.

 ADR - American Depository Receipts




                       Forward Foreign Currency Contracts
                               Contracts to Sell


                                                             Underlying Face
                                                                Amount of           Unrealized
Contract Date            Currency             Units               Value            Appreciation
-------------         ---------------      -----------       -----------------    ---------------

  5/18/99              Japanese Yen         46,625,000         $ 391,182            $  11,958



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Schroder International Smaller Companies Portfolio
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)



ASSETS:

      Investments (Note 2)
         Investments, at cost                                     $ 6,934,138
         Net unrealized appreciation                                  300,458
                                                                  ------------
              Total Investments, at value                           7,234,596

      Cash                                                            126,598
      Receivable for dividends and interest                            24,175
      Receivable for tax reclaims                                      11,492
      Receivable for forward foreign currency contracts                11,958
      Receivable from investment adviser (Note 6)                      31,244
      Organization costs, net of amortization (Note 2)                  7,555
                                                                  ------------
              Total Assets                                          7,447,618
                                                                  ------------

LIABILITIES:

      Payable to subadministrator (Note 3)                                440
      Accrued expenses and other liabilities                           39,956
                                                                  ------------

              Total Liabilities                                        40,396
                                                                  ------------

              Net Assets                                          $ 7,407,222
                                                                  ============


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Schroder International Smaller Companies Portfolio
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)


INVESTMENT INCOME:
     Dividend income (net of foreign withholding taxes of $5,735)  $    40,135
     Interest income                                                     5,318
                                                                   -----------
            Total Investment Income                                     45,453
                                                                   -----------
EXPENSES:
     Investment advisory  (Note 3)                                      21,130
     Administration  (Note 3)                                            3,729
     Subadministration (Note 3)                                         12,500
     Interest holder recordkeeping (Note 3)                              6,025
     Custody                                                             1,549
     Accounting  (Note 3)                                               32,000
     Legal                                                                 516
     Audit                                                              12,646
     Pricing                                                             4,347
     Trustees                                                              228
     Amortization of organization costs (Note 2)                         1,511
     Miscellaneous                                                         326
                                                                   -----------
            Total Expenses                                              96,507
     Fees waived and expenses reimbursed (Note 6)                      (66,739)
                                                                   -----------
            Net Expenses                                                29,768
                                                                   -----------

NET INVESTMENT INCOME                                                   15,685
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS:

     Net realized gain on investments                                  501,466
     Net realized gain on foreign currency transactions                  3,195
                                                                   -----------
         Net realized gain on investments
            and foreign currency transactions                          504,661
                                                                   -----------

     Net change in unrealized appreciation on investments              932,744
     Net change in unrealized depreciation on
        foreign currency transactions                                   (1,720)
                                                                   -----------
        Net change in unrealized appreciation on
            investments and foreign currency transactions              931,024
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS                               1,435,685
                                                                   -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 1,451,370
                                                                   ===========



   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Schroder International Smaller Companies Portfolio
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                               For the Six Months      For the Year
                                                                 Ended April 30,      Ended October 31,
                                                                    1999                   1998
                                                                (unaudited)
--------------------------------------------------------------------------------------------------------
NET ASSETS, BEGINNING OF PERIOD                                  $ 4,156,489            $ 6,825,551
                                                                 ------------           -----------
OPERATIONS:
   Net investment income                                              15,685                 38,349
   Net realized gain on investments
     and foreign currency transactions                               504,661                293,969
   Net change in unrealized appreciation
     on investments and foreign currency transactions                931,024                334,169
                                                                 ------------           -----------
     Net increase in net assets resulting from operations          1,451,370                666,487
                                                                 ------------           -----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
   Contributions                                                   2,101,481                279,625
   Withdrawals                                                      (302,118)            (3,615,174)
                                                                 ------------           -----------
     Net increase (decrease) in net assets from
     transactions in investors' beneficial interest                1,799,363             (3,335,549)
                                                                 ------------           -----------
        Net increase (decrease) in net assets                      3,250,733             (2,669,062)
                                                                 ------------           -----------
NET ASSETS, END OF PERIOD                                        $ 7,407,222            $ 4,156,489
                                                                 ============           ===========



FINANCIAL HIGHLIGHTS

Portfolio performance for the following periods:

                                                             For the Six Months        For the Year           For the Period
                                                               Ended April 30,       Ended October 31,      Ended October 31,
                                                                     1999                  1998                  1997 (a)
                                                                 (unaudited)
-------------------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses, including reimbursement/waiver of fees                   1.20%(b)             1.20%                  1.20%(b)
   Expenses, excluding reimbursement/waiver of fees                   3.88%(b)             3.50%                  2.72%(b)
   Net investment income,
        including reimbursement/waiver of fees                        0.63%(b)             0.63%                  0.51%(b)

Portfolio Turnover Rate                                                 49%                  82%                    32%

--------------------------------------------------------

(a) For the period November 4, 1996 (commencement of operations) through October 31 1997.
(b)  Annualized.



    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Schroder International Smaller Companies Portfolio
-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


NOTE 1.  ORGANIZATION

     Schroder Capital Funds ("Schroder Core") was organized as a Delaware business trust on September 7, 1995. Schroder Core, which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act") currently has eight investment portfolios. Included in this report is the Schroder International Smaller Companies Portfolio (the "Portfolio"), a diversified portfolio that commenced operations on November 4, 1996. Under its Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. On May 28, 1999, the Portfolio distributed all of its net assets to shareholders in complete liquidation and ceased investment operations.


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

     The following represent the significant accounting policies of the
Portfolio:


SECURITY VALUATION

     Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceding day or at the mean of the closing bid and ask prices ("mid-market price"). Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, generally are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Domestic short-term investments having a maturity of 60 days or less, generally are valued at amortized cost, which approximates market value. Foreign short-term investments are valued at current market price, then marked-to-market to recognize any gain or loss on the transaction. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by Schroder Core's Board of Trustees. As of April 30, 1999, the Portfolio did not hold a position in any fair valued securities.


SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect on the date of the transactions.

     Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

-------------------------------------------------------------------------------
Schroder International Smaller Companies Portfolio
-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.


EXPENSE ALLOCATION

     Schroder Core accounts separately for the assets and liabilities and operation of each of its portfolios. Expenses that are directly attributable to more than one portfolio are allocated among the respective portfolios in proportion to each portfolio's average net assets.


ORGANIZATION COSTS

     Costs incurred by the Portfolio in connection with its organization are amortized on a straight-line basis over a five-year period.



NOTE 3.  INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER AND SUBADVISER

     Schroder Capital Management International Inc. ("SCMI") is the investment adviser to the Portfolio. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive compensation at an annual rate, payable monthly, of 0.85% of the average daily net assets of the Portfolio. Pursuant to a Subadvisory Agreement among SCMI, Schroder Investment Management International Ltd. ("SIMIL") and Schroder Core, SIMIL is the investment subadviser to the Portfolio. Under the Subadvisory Agreement, SCMI pays SIMIL a monthly fee at the annual rate of 0.25% of the Portfolio's average net assets.

     SCMI has informed the Trust that it expects on or about July 1, 1999 to be merged into Schroder Investment Management North America Inc., a newly organized Delaware corporation. SCMI and Schroder Investment Management North America Inc. are both wholly owned subsidiaries of Schroder U.S. Holdings, Inc.


ADMINISTRATOR AND SUBADMINISTRATOR

     The administrator of the Portfolio is Schroder Fund Advisors Inc. ("Schroder Advisors"). For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.15% of the average daily net assets of the Portfolio. The subadministrator is Forum Administrative Services, LLC ("FAdS"). FAdS is entitled to receive compensation at an annual rate, payable monthly, of 0.075% of the average daily net assets of the Portfolio, subject to an annual minimum of $25,000.


OTHER SERVICE PROVIDERS

     Forum Accounting Services, LLC ("FAcS") performs portfolio accounting for the Portfolio and is entitled to receive compensation for those services in the amount of $60,000 per year, plus certain other charges based upon the number and

-------------------------------------------------------------------------------
Schroder International Smaller Companies Portfolio
-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

types of portfolio transactions. FAcS also provides interestholder recordkeeping services to the Portfolio for which it receives $12,000 per year, plus certain other charges.


NOTE 4.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the period ended April 30, 1999, aggregated $4,352,253 and $2,299,777, respectively.


NOTE 5.  FEDERAL TAXES

     The Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been "passed through" to the interest holders in proportion to their holdings in the Portfolio regardless of whether such interest, dividends or gain have been distributed by the Portfolio.


NOTE 6.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

     SCMI voluntarily waived a portion of its advisory fees and assumed certain expenses of the Portfolio so that its total expenses would not exceed 1.20% of the Portfolio's average daily net assets. SCMI has voluntarily undertaken to waive 0.10% of the advisory fees payable by the Portfolio. This fee limitation arrangement shall remain in effect until its elimination is approved by the Board of Trustees of Schroder Core. For the period ended April 30, 1999, SCMI, Schroder Advisors and FAdS waived fees of $21,130, $3,729, and $10,636, respectively. Schroder Advisors reimbursed expenses of $31,244.


NOTE 7.  CONCENTRATION OF RISK

     The Portfolio has a relatively large number of portfolio securities invested in companies domiciled in the United Kingdom, France and Japan. The Portfolio may be more susceptible to political, social and economic events adversely affecting those countries than portfolios not so invested.

TRUSTEES

Nancy A. Curtin, Chairman
David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab


INVESTMENT ADVISER

Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019


ADMINISTRATOR AND DISTRIBUTOR

Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019


CUSTODIAN

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171


TRANSFER AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services
Two Heritage Drive
North Quincy, MA 02171
(800) 464-3108


COUNSEL

Ropes & Gray
One International Place
Boston, MA 02110






This report is for the information of the shareholders of the Schroder International Smaller
Companies Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.

                               [GRAPHIC] SCHRODERS




                                    Schroder
                             International Smaller
                                 Companies Fund



                               SEMI-ANNUAL REPORT
                                APRIL 30, 1999
                                  (Unaudited)






                       Schroder Capital Funds (Delaware)